UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

Graphite Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40532	83-4867570
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

611 Gateway Boulevard Suite 120 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 398-9250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GRPH	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on November 14, 2023, Graphite Bio, Inc., a Delaware corporation (“Graphite” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Graphite, Generate Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Graphite (“Merger Sub”), and Lenz Therapeutics, Inc., a Delaware corporation (“LENZ”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into LENZ (the “Merger”), with LENZ continuing as a wholly owned subsidiary of Graphite and the surviving corporation of the Merger.

Item 5.07	Submission of Matters to a Vote of Security Holders

In connection with the Merger, Graphite held a special meeting of its stockholders on March 14, 2024 (the “Special Meeting”), at which the Company’s stockholders voted on the proposals set forth below relating to the Merger Agreement. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2024 (as amended or supplemented thereafter) (the “Proxy Statement”) and first mailed to the Company’s stockholders on February 14, 2024. The final voting results regarding each proposal are set forth below. There were 58,230,156 shares of the Company common stock outstanding and entitled to vote on January 29, 2024, the record date for the Special Meeting, and 48,498,051 shares of the Company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. Approval of (i) the issuance of shares of Graphite common stock, which will represent more than 20% of the shares of Graphite common stock outstanding immediately prior to the Merger, to stockholders of LENZ pursuant to the terms of the Merger Agreement and pursuant to Nasdaq Listing Rule 5635(a), (ii) the change of control of Graphite resulting from the Merger pursuant to Nasdaq Listing Rule 5635(b), and (iii) the issuance of shares of Graphite common stock to the PIPE investors pursuant to Nasdaq Listing Rule 5635(d), which shares of Graphite common stock will represent more than 20% of the shares of Graphite common stock outstanding as of the date of the execution of the Subscription Agreement, dated as of November 14, 2023, by and among Graphite and the PIPE investors named therein.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
40,937,960	37,089	1,898	7,521,104

Proposal No. 2. Approval of an amendment to Graphite’s certificate of incorporation (the “Graphite charter”) to (i) effect a reverse stock split of Graphite’s issued common stock at a ratio in the range between 1:6 and 1:12, inclusive, with the final ratio and effectiveness of all other ratios of such amendment and the abandonment of such amendment to be mutually agreed by the board of directors of Graphite and the board of directors of LENZ prior to the effective time and (ii) change Graphite’s name to “LENZ Therapeutics, Inc.”, effective as of the effective time under the Merger Agreement.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
48,324,362	169,990	3,699	0

Proposal No. 3. Approval of the 2024 Equity Incentive Plan, which is the combined company’s 2024 Equity Incentive Plan, which will become effective as of and contingent on the completion of the merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
36,564,189	4,398,998	13,760	7,521,104

Proposal No. 4. Approval of the 2024 Employee Stock Purchase Plan, which is the combined company’s 2024 Employee Stock Purchase Plan, which will become effective as of and contingent on the completion of the merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	Broker Non-Votes
37,291,832	3,672,224	12,891	7,521,104

Proposal No. 5. Approval of an adjournment of the Graphite special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and/or Proposal No. 2.

At the Special Meeting, (i) Proposal No. 1 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting, (ii) Proposal No. 2 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting, (iii) Proposal No. 3 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting, and (iv) Proposal No. 4 was approved by the affirmative vote of a majority of the votes properly cast by the holders of Company’s common stock at the Special Meeting. As there were sufficient votes to approve Proposal No. 1 and Proposal No. 2 at the time of the Special Meeting, Proposal No. 5 was not presented to stockholders.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed merger by and between Graphite and LENZ; the combined company’s listing on Nasdaq after the closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of a concurrent private financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at the closing of the Merger (the “Closing”) and cash runway of the combined company following the Merger and private financing; the future operations of the combined company, including commercialization activities, timing of launch and buildout of commercial infrastructure; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company, including expectations around market exclusivity and IP protection; the location of the combined company’s corporate headquarters; anticipated clinical drug development activities and related timelines, including the expected timing for announcement of data and other clinical results and potential submission of a New Drug Application for one or more product candidates; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Graphite, LENZ, the Merger or the concurrent private financing will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Graphite’s control. Graphite’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to the risk that the conditions to the Closing are not satisfied. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Graphite’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 27, 2024 as well as the final prospectus on Form 424(b)(3) filed with the SEC on February 13, 2024. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as may be required under applicable law, Graphite expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Graphite or LENZ.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graphite Bio, Inc.

Date: March 14, 2024	By:	/s/ Kim Drapkin
Kim Drapkin
President and Interim Chief Executive Officer